Supplement dated July 31, 2006 to the Prospectus dated September 23, 2005

               Claymore Securities Defined Portfolios, Series 125

              National Insured Municipal Bond Portfolio, Series 95

   Notwithstanding anything to the contrary in the Prospectus dated September 23, 2005, the Minimum Value of the Trust under which the Trust Agreement may be terminated in Part Two of the Prospectus is deleted and is replaced with the statement below:

     Minimum Value of the Trust under which the Trust Agreement may be
     Terminated: 40% of the principal amount of the Municipal Bonds deposited in the Trust at the end of the initial offering period.